As filed with the Securities and Exchange Commission on December 8, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5340
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Report to Stockholders.

INTENTIONAL BLANK PAGE

Midanek/Pak Ultrashort Duration Fund

November 13, 2006

Dear Fellow Shareholder,

With our Fund’s second year of existence having drawn to a close, we are delighted to once again address you in writing. As usual we encourage you to communicate with us at anytime during the year, in person, in writing, or by phone.

It has been a very exciting two years since we introduced the Midanek/Pak Ultrashort Duration Fund in October 2004. We have greatly enjoyed the process of building and managing the Fund and seeing it through the difficult period of rising rates. When we opened the Fund to investors the Federal Funds rate stood at 1.75%. Today that rate has risen to 5.25%, and we believe that after a reasonable pause in the tightening cycle the Federal Reserve Open Market Committee is equally likely to raise as to cut the rate from here. Market expectations would seem to point to future declines in the Fed Funds rate, but we believe that these expectations are based on an overly optimistic view of future inflation.

We are proud of our success in maintaining NAV stability (ranging in a narrow band from $9.98 to $10.03) during the period of rate increases, and will continue to apply the same kind of discipline that made that stability possible to our next year. That means maintaining our allocation to floating rate and adjustable rate securities (approximately 40% at year-end), not extending duration (.57% at year-end), and steadfastly holding to our disciplined approach to security selection.

Our Fund provided a return of 4.20% for the twelve months ended September 30, 2006. The Fund provided a positive return in each month, despite an increase of 150 basis points in the Fed Funds rate, and a 133 basis point increase in the rate on the three-month Treasury bill. The Fund’s return was slightly behind the returns for the Merrill Lynch Three-Month U.S. Treasury Bill Index and the iMoneyNet First Tier Institutional Money Market Index (4.50% and 4.44%, respectively). See page 5 for complete performance information.

We look forward to the new fund year and to sharing it with our shareholders. As always we encourage you to contact us either on our website (www.MPAinvest.com) or by phone at 1-877-MIDANEK (643-2653).

Jim Midanek CIO	John Pak CEO

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

MIDANEK/PAK ULTRASHORT DURATION FUND
Comparison of the change in value of a $10,000 investment in the Midanek/Pak Ultrashort Duration Fund vs the Merrill Lynch Three-Month U.S. Treasury Bill Index and the iMoneyNet First Tier Institutional Money Market Index

Average Annual Total Return*:	1 Year	Since Inception**
Midanek/Pak Ultrashort Duration Fund	4.20%	3.36%
Merrill Lynch Three-Month U.S. Treasury Bill Index	4.50%	3.56%
iMoneyNet First Tier Institutional Money Market Index	4.44%	3.41%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-840-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund two years ago. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.

The iMoneyNet First Tier Institutional Money Market Index includes only non-government institutional funds which hold only first tier securities. First tier securities include U.S. Treasury securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, asset-backed commercial paper and floating rate notes.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.
**
The since inception returns for the Fund and the Merrill Lynch Three-Month U.S. Treasury Bill Index are from October 1, 2004 through September 30, 2006. The since inception return for the iMoneyNet First Tier Institutional Money Market Index is from September 30, 2004 through September 30, 2006.

EXPENSE EXAMPLE at September 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/06 - 9/30/06).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.55% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued) at September 30, 2006 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/06	9/30/06	4/1/06 - 9/30/06*
Actual	$1,000.00	$1,023.70	$2.79
Hypothetical (5% return	$1,000.00	$1,022.31	$2.79
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year ) / 365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS at September 30, 2006 (Unaudited)

SCHEDULE OF INVESTMENTS at September 30, 2006

	Par	Value
U.S. GOVERNMENT &
AGENCY SECURITIES - 83.2%
CMO - U.S. Government Agency
Mortgage-Backed Securities - 15.7%
FHLMC Pool
6.50%, 11/01/07, Series 1838, Class H	$50,273	$50,618
4.46%, 11/15/07, Series 1422, Class FA (a)	46,386	46,291
6.50%, 02/15/09, Series 1703, Class GB	55,196	55,184
4.50%, 01/15/11, Series 2643, Class LA	26,029	25,903
4.50%, 03/15/13, Series 2605, Class PC	203,945	202,582
4.00%, 11/15/15, Series 2603, Class TB	27,198	27,145
3.50%, 03/15/19, Series 2684, Class QM	34,499	34,378
4.00%, 04/15/21, Series 2591, Class PJ	30,346	30,201
3.50%, 10/15/23, Series 2723, Class QE	8,415	8,242
6.50%, 06/15/28, Series 2149, Class TK	5,216	5,208
FNMA Pool
3.50%, 04/25/12, Series 2003-55, Class CE	153,966	152,703
4.52%, 09/25/13, Series 1993-220, Class PF (a)	23,219	23,054
4.00%, 11/25/17, Series 2004-21, Class QA	56,976	56,499
3.00%, 04/25/18, Series 2003-84, Class PM	38,303	38,145
3.00%, 06/25/19, Series 2003-46, Class PQ	8,308	8,242
5.7243%, 06/25/31, Series 2001-53, Class CF (a)	183,431	183,592
4.50%, 07/25/33, Series 2003-129, Class PQ	38,597	38,341
5.00%, 10/25/35, Series 2005-87, Class CL	16,215	16,101
GNMA Pool
7.00%, 01/20/07, Series 2001-25, Class PT	28,674	28,688
		1,031,117

U.S. Government Agency Debentures - 35.2%
FHLB
4.01%, 10/27/06	220,000	220,000
4.82%, 02/23/07 (a)	120,000	120,000
4.125%, 07/20/07, Callable 10/20/06 @ 100	500,000	495,763
5.06%, 09/06/07 (a)	250,000	249,701
FHLMC
6.70%, 01/05/07	280,000	280,938
5.05%, 03/15/07, Callable 12/15/06 @ 100	50,000	49,932
4.50%, 05/17/07 (a)	30,000	29,858
5.26%, 06/19/07 (a)	225,000	225,039
4.26%, 12/28/07, Callable 10/10/06 @ 100	100,000	98,902

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at September 30, 2006

	Par	Value
U.S. GOVERNMENT &
AGENCY SECURITIES - 83.2% (Continued)
U.S. Government Agency
Debentures - 35.2% (Continued)
FNMA
4.375%, 10/15/06	$65,000	$64,983
5.00%, 01/15/07	375,000	374,623
3.64%, 06/29/07, Callable 12/30/06 @ 100	100,000	98,850
		2,308,589

U.S. Government Agency Mortgage-Backed
Securities - 26.9%
FHLMC Pool
4.50%, 02/01/08, #M90792	213,899	210,648
4.50%, 03/01/08, #M90803	82,806	82,017
6.078%, 02/01/26, #785601 (a)	292,176	296,876
5.171%, 03/01/32, #847003 (a)	11,170	11,350
FNMA Pool
5.013%, 11/01/26, #37029 (a)	35,427	35,651
GNMA Pool
5.375%, 03/20/16, #8108 (a)	67,348	67,700
4.75%, 08/20/17, #8254 (a)	80,184	80,686
4.125%, 12/20/21, #8883 (a)	16,568	16,650
4.375%, 03/20/22, #8936 (a)	24,007	24,185
4.75%, 09/20/22, #8052 (a)	212,770	214,201
4.125%, 12/20/22, #8096 (a)	31,483	31,638
5.375%, 01/20/23, #8120 (a)	35,594	35,796
4.375%, 05/20/23, #8198 (a)	31,663	31,910
4.375%, 06/20/23, #8218 (a)	35,127	35,414
4.75%, 08/20/23, #8269 (a)	119,950	120,795
5.375%, 03/20/24, #8387 (a)	43,988	44,253
4.75%, 08/20/24, #8482 (a)	254,859	257,002
4.75%, 08/20/24, #8484 (a)	76,227	76,921
5.125%, 10/20/24, #8530 (a)	29,179	29,398
5.375%, 01/20/25, #8580 (a)	61,323	61,880
		1,764,971

U.S. Treasuries - 5.4%
U.S. Treasury Note
6.25%, 02/15/07	200,000	200,844

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at September 30, 2006

	Par	Value
U.S. GOVERNMENT &
AGENCY SECURITIES - 83.2% (Continued)
U.S. Treasuries - 5.4% (Continued)
U.S. Treasury Note (TIPS)
3.875%, 01/15/09 (c)	$148,888	$153,162
		354,006
Total U.S. Government & Agency Securities
(Cost $5,455,906)		5,458,683
ASSET-BACKED SECURITIES - 15.8%
Automotive - 8.1%
CPS
Series 2006-B, Class A1
5.4278%, 06/15/16 (b)	205,194	205,194
Harley-Davidson Motorcycle
Series 2004-3, Class A1
2.31%, 03/15/09	7,590	7,558
Onyx
Series 2004-B, Class A3
3.09%, 09/15/08	45,015	44,898
WFS Financial
Series 2004-2, Class A3
2.85%, 09/20/08	24,359	24,319
World Omni
Series 2006-B, Class A1
5.3738%, 10/15/07 (b)	250,000	250,000
		531,969
Credit Cards - 7.2%
Chase
Series 2001-6, Class A
5.46%, 11/15/06 (a)	250,000	250,000
First National
Series 2003-2, Class A
5.44%, 04/15/09 (a)	170,000	170,029
Metris
Series 2004-1, Class A
4.4394%, 04/20/11 (a)	54,000	54,081
		474,110

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued) at September 30, 2006

	Par	Value
ASSET-BACKED SECURITIES - 15.8% (Continued)
Equipment - 0.1%
CNH
Series 2003-B, Class A3B
2.47%, 01/15/08	$2,218	$2,215
Home Equity - 0.4%
Specialty Underwriting & Residential Financial
Series 2005-BC1, Class A1A
5.1912%, 12/25/35 (a)	25,260	25,261
Total Asset-Backed Securities
(Cost $1,033,201)		1,033,555

	Shares
MONEY MARKET FUNDS - 3.5%
SEI Daily Income Trust Government Fund - Class B	232,163	232,163
Total Money Market Funds
(Cost $232,163)		232,163
TOTAL INVESTMENTS - 102.5%
(Cost $6,721,270)		6,724,401
Liabilities less Other Assets - (2.5)%		(161,509)
NET ASSETS - 100.0%		$6,562,892

(a)	Variable Rate Security - The rate shown is the rate in effect as of September 30, 2006.
(b)
As of September 30, 2006, these securities were being valued using fair value pricing methodologies approved by the Board of Trustees. The value of these securities was $455,194 or 6.9% of total net assets.

(c)
U.S. Treasury Inflation-Protected Securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

CMO - Collateralized Mortgage Obligation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
TIPS - Treasury Inflation-Protected Security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2006

ASSETS
Investments, at value (cost $6,721,270)	$6,724,401
Receivables:
Securities sold	4,284
Due from advisor	23,641
Interest	38,573
Prepaid expenses	13,426
Total Assets	6,804,325
LIABILITIES
Payables:
Securities purchased	202,454
Fund shares redeemed	1,601
Distributions to shareholders	802
Custody fees	902
Administration fees	2,466
Fund accounting fees	5,160
Transfer agent fees and expenses	4,364
Audit fees	16,500
Shareholder reporting fees	3,233
Chief Compliance Officer fee	1,000
Accrued expenses	2,951
Total Liabilities	241,433
NET ASSETS	$6,562,892

Net asset value, offering and redemption price per share
[$6,562,892/654,560 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$10.03

COMPONENTS OF NET ASSETS
Paid-in capital	$6,558,029
Accumulated net realized gain on investments	1,732
Net unrealized appreciation on investments	3,131
Net Assets	$6,562,892

See notes to financial statements.

STATEMENT OF OPERATIONS For the Year Ended September 30, 2006

INVESTMENT INCOME
Interest	$273,045
Total income	273,045
EXPENSES
Professional fees	31,923
Fund accounting fees (Note 3)	30,140
Administration fees (Note 3)	29,999
Advisory fees (Note 3)	29,797
Transfer agent fees and expenses (Note 3)	25,900
Registration fees	18,436
Custody fees (Note 3)	7,435
Trustee fees	6,259
Chief Compliance Officer fee (Note 3)	6,017
Insurance	4,426
Shareholder reporting	2,878
Miscellaneous	1,634
Total expenses	194,844
Less: advisory fee waiver and reimbursement (Note 3)	(162,067)
Net expenses	32,777
NET INVESTMENT INCOME	240,268
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized loss on investments	(8,796)
Net change in unrealized appreciation on investments	11,696
Net realized and unrealized gain on investments	2,900
Net Increase in Net Assets Resulting from Operations	$243,168

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2006	September 30, 2005*
INCREASE /(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$240,268	$104,380
Net realized loss on investments	(8,796)	(1,033)
Net change in unrealized
appreciation/(depreciation)
on investments	11,696	(8,565)
Net increase in net assets
resulting from operations	243,168	94,782

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(228,614)	(104,473)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	653,125	5,904,904
Total increase in net assets	667,679	5,895,213

NET ASSETS
Beginning of year	5,895,213	—
End of year	$6,562,892	$5,895,213
Includes undistributed net investment
income of:	$—	$—

(a)  A summary of share transactions is as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005*

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	155,336	$1,554,316	606,948	$6,080,877
Shares reinvested	22,770	227,759	10,433	104,473
Shares redeemed	(112,914)	(1,128,950)	(28,013)	(280,446)
Net increase	65,192	$653,125	589,368	$5,904,904

* Commenced operations on October 1, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the year
	Year Ended	Year Ended
	September 30, 2006	September 30, 2005*
Net asset value, beginning of year	$10.00	$10.00
Income from investment operations:
Net investment income	0.40	0.25
Net realized and unrealized
gain/(loss) on investments	0.01	(0.00)#
Total from investment operations	0.41	0.25

Less distributions to shareholders:
From net investment income	(0.38)	(0.25)
Net asset value, end of year	$10.03	$10.00

Total return	4.20%	2.52%

Supplemental data and ratios:
Net assets, end of year (in millions)	$6.6	$5.9
Ratio of expenses to average net assets:
Before expense reimbursement	3.27%	4.58%
After expense reimbursement	0.55%	0.55%
Ratio of net investment
income/(loss) to average net assets:
Before expense reimbursement	1.31%	(1.28)%
After expense reimbursement	4.03%	2.75%
Portfolio turnover rate	130%	67%

    * Commenced operations on October 1, 2004.
# Amount is less than $0.01.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS at September 30, 2006

NOTE 1 - ORGANIZATION

The Midanek/Pak Ultrashort Duration Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek maximum total return consistent with preservation of capital. The Fund pursues this objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund commenced operations on October 1, 2004.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Debt securities (other than short-term obligations maturing in sixty days or less), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including type of security, size of holding, trading volume and news events. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (Continued) at September 30, 2006

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on securities sold are determined on the basis of identified cost. Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income daily and distributes net realized gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2006, the Fund decreased undistributed net investment income by $11,658 and increased accumulated net realized gain on investments by $11,658 due to certain permanent book and tax differences.

G.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

NOTES TO FINANCIAL STATEMENTS (Continued) at September 30, 2006

presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with Midanek/Pak Advisors, LLC (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the year ended September 30, 2006, the Fund incurred $29,797 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.55% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2006, the

NOTES TO FINANCIAL STATEMENTS (Continued) at September 30, 2006

Advisor reduced its fees and absorbed Fund expenses in the amount of $162,067. No amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Year	Amount
2008	$153,052
2009	162,067
$315,119

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended September 30, 2006, the Fund incurred $29,999 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. For the year ended September 30, 2006, the Fund incurred $30,140 in fund accounting fees and $18,000 in transfer agent fees. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended September 30, 2006, the Fund incurred $7,435 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended September 30, 2006, the Fund was allocated $6,017 of the Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. government obligations, were $5,534,406 and $5,686,096, respectively. Purchases and sales of U.S. government obligations for the year ended September 30, 2006 were $305,046 and $153,084, respectively.

NOTE 5 - LINE OF CREDIT

The Fund has a line of credit in the amount of $625,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended September 30, 2006, the Fund did not draw upon the line of credit.

NOTES TO FINANCIAL STATEMENTS (Continued) at September 30, 2006

NOTE 6 - INCOME TAXES

Net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses and prior year losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 for the Fund was as follows:

	2006	2005
Ordinary income	$228,614	$104,473

As of September 30, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$6,721,270
Gross tax unrealized appreciation	$12,402
Gross tax unrealized depreciation	(9,271)
Net tax unrealized appreciation	$3,131
Undistributed ordinary income	$1,574
Undistributed long-term capital gain	158
Total distributable earnings	$1,732
Other accumulated gains/(losses)	$—
Total accumulated earnings/(losses)	$4,863

The Fund had no capital loss carryforward.

NOTE 7 - TAX NOTICE (Unaudited)

Additional information for foreign shareholders only:
For the year ended September 30, 2006, 100% of the ordinary distributions paid by the Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Midanek/Pak Ultrashort Duration Fund

We have audited the accompanying statement of assets and liabilities of the Midanek/Pak Ultrashort Duration Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Midanek/Pak Ultrashort Duration Fund, as of September 30, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 17, 2006

NOTICE TO SHAREHOLDERS at September 30, 2006 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-840-1200, or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-840-1200. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-877-840-1200.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Walter E. Auch, Born 1921	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O'Connor, Born 1936	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997). Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
615 E. Michigan Street Milwaukee, WI 53202 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
615 E. Michigan Street Milwaukee, WI 53202 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued) (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Eric M. Banhazl, Born 1957***	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Interested Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund
Services, LLC, the Fund's administrator,
from 2001 to 2006; formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly
Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, AML Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund
Services, LLC (since January 2003); Thrivent Financial for
Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

***	Mr. Banhazl is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust.

The Statement of Additional Information includes additional information about the Fund's trustees and officers and is available, without charge, upon request by calling 1-877-840-1200.

AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on September 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for an additional term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund. This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the relationship between the Advisor and the Board, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior two years the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and the Merrill Lynch Three-Month U.S. Treasury Bill Index (the “Benchmark Index”).

The Board noted that the Fund’s year-to-date performance as of July 31, 2006 was above the median of its peer group but slightly trailed the Benchmark Index. The Board also noted that, although the Fund’s year-to-date, one-year and since-inception performance trailed its Benchmark Index, it was ranked

AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

in the second quartile among its peer group for all periods. The Trustees noted that the Advisor’s performance since inception included periods when the Fund had very few assets and was in a start-up phase, and therefore gave greater weight to more recent performance. The Trustees also noted that during the course of the prior two years they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor’s reports. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

It was noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.55% -- which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience. The Trustees noted that the Fund’s total expense ratio was below its peer group median but slightly above the median after considering expense waivers. The Board also noted that, in order to keep the Fund operating within the current expense limitation, the Advisor had waived its entire advisory fee. The Board reviewed the contractual rate of the advisory fee and concluded that the advisory fee was in line with the fees charged by other advisers managing similar funds. The Board also considered the fees charged by the Advisor to its other investment management clients, recognizing that, due to different account characteristics, the Advisor’s expense structure for some accounts would be different from that of the Fund. After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee is fair and reasonable.

4.
Economies of Scale. The Board also considered whether the Fund was experiencing economies of scale and concluded that there were no effective economies of scale at current asset levels. The Board considered that the Fund would realize economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured. The Board therefore determined to revisit the issue of economies of scale at a future date. The Board also noted that, although the Fund does not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor had subsidized and was continuing to subsidize a portion of the Fund’s operating expenses and had waived its entire advisory fee. The Board also considered the Advisor’s estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. After their review, the Board determined that there is no current profitability to the Advisor from the Advisory Agreement and therefore profitability could not be considered excessive. More importantly, the Board considered the financial soundness of the Advisor from the perspective of evaluating the Advisor’s ability to continue to subsidize the Fund until it reached a point where it could generate positive returns to the Advisor. The Board concluded that the Advisor has adequate resources to adequately support the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, is fair and reasonable to the Fund, and that the Fund’s shareholders are receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Advisor
Midanek/Pak Advisors, LLC
1981 North Broadway, Suite 320
Walnut Creek, CA 94596
www.MPAinvest.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (877) 840-1200

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/06	FYE 9/30/05
Audit Fees	$14,100	$13,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/06	FYE 9/30/05
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
  Eric M. Banhazl, President

Date 12/4/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
  Eric M. Banhazl, President

Date 12/4/06

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, Treasurer

Date 12/4/06

* Print the name and title of each signing officer under his or her signature.